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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) JULY 18, 2003
                                                ---------------

                               WOLOHAN LUMBER CO.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


MICHIGAN                       0-6169                        38-1746752
----------------------------   -------------------------   --------------------
(State or other jurisdiction   (Commission file Number)     IRS Employer
of incorporation)                                           Identification No.)
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                   1740 MIDLAND ROAD, SAGINAW, MICHIGAN 48603
                    (Address of principal executive offices)


                                 (989) 793-4532
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

Exhibit Number             Description

    99.1 Press release of Wolohan Lumber Co., reporting financial results and earnings for the second quarter of 2003


ITEM 9. REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

         Earnings Release. On July 18, 2003, Wolohan Lumber Co. issued a press release reporting earnings and other financial results for its second quarter of 2003, which ended June 30, 2003. A copy of the press release is attached as
Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

July 24, 2003

                                                     Wolohan Lumber Co.
                                                    (Registrant)

                                                By: /s/ Edward J. Dean
                                                    -------------------------
                                                    Chief Financial Officer



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EXHIBIT INDEX


Exhibit No.                Description
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    99.1                   Press release dated July 18, 2003



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